UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

Stratasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

          On August 2, 2007, we announced that our Board of Directors has approved a two-for-one stock split of our common stock, to be effected in the form of a common stock dividend.  Each shareholder of record at the close of business on August 15, 2007 will receive one additional share for every outstanding share held on that date.  The additional shares of common stock will be distributed on August 29, 2007, and trading will begin on a split-adjusted basis on August 30, 2007.  A copy of the press release announcing the two-for-one stock split is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Stratasys, Inc. on August 2, 2007 announcing a two-for-one stock split.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: August 2, 2007	By:	/s/ Robert F. Gallagher

Robert F. Gallagher
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Stratasys, Inc. on August 2, 2007 announcing a two-for-one stock split.

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